POWER OF ATTORNEY

Know all by these presents, that the
undersigned hereby constitutes and appoints each of Arinn Cavey and Lauren Green, individually and collectively, the undersigned's true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the
undersigned, Forms 3, 4 and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934, as
amended (the "Exchange Act"), and
the rules thereunder with respect
to Condor Hospitality Trust, Inc.
(the "Company");

(2) do and perform any and all
acts for and on behalf of the
undersigned which may
be necessary or desirable to
complete and execute any such Form
3, 4 or 5, complete and execute
any amendment or amendments
thereto, and timely file such
form with the United States
Securities and Exchange Commission
and any stock exchange or
similar authority; and

(3) take any other action of any
type whatsoever in connection
with the foregoing which, in
the opinion of such attorney-
in-fact, may be of benefit to,
in the best interest of, or
legally required by, the
undersigned, it being
understood that the documents
executed by such attorney-in-
fact on behalf of the
undersigned pursuant to this
Power of Attorney shall be
in such form and shall contain
such terms and conditions as
such attorney-in-fact may
approve in such attorney-in-fact's
discretion.

The undersigned hereby grants
to each such attorney-in-fact
full power and authority to do
and perform any and every act
and thing whatsoever requisite,
necessary, or proper to be done
in the exercise of any of the
rights and powers herein
granted, as fully to all
intents and purposes as the
undersigned might or could do
if personally present, with
full power of substitution or
revocation, hereby ratifying
and confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute
or substitutes, shall lawfully
do or cause to be done by
virtue of this Power of
Attorney and the rights and
powers herein granted.  The
undersigned acknowledges that
the foregoing attorneys-in-
fact, in serving in such
capacity at the request of
the undersigned, are not
assuming, nor is the Company
assuming, any of the
undersigned's responsibilities
to comply with the Exchange Act.

This Power of Attorney shall
remain in full force and
effect until the undersigned
is no longer required to file
Forms 3, 4, and 5 with respect
to the undersigned's holdings
of and transactions in
securities issued by the
Company, unless earlier
revoked by the undersigned
in a signed writing delivered
to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be
executed as of this 6th
day of December, 2017.

/s/ Benjamin Wall
Benjamin Wall